                                  EXHIBIT 99.1
                         SIGNATURES OF REPORTING PERSONS

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this Form 3 is true, complete and correct.

April 28, 2014
                            WARBURG PINCUS PRIVATE EQUITY X, L.P.

                            By:    Warburg Pincus X, L.P., its general partner

                            By:    Warburg Pincus X LLC, its general partner

                            By:    Warburg Pincus Partners, LLC, its sole member

                            By:    Warburg Pincus & Co., its managing member

                            By:    /s/ Robert B. Knauss
                                   --------------------------------------------
                            Name:  Robert B. Knauss
                            Title: Partner

                            WARBURG PINCUS X PARTNERS, L.P.

                            By:    Warburg Pincus X, L.P., its general partner

                            By:    Warburg Pincus X LLC, its general partner

                            By:    Warburg Pincus Partners, LLC, its sole member

                            By:    Warburg Pincus & Co., its managing member

                            By:    /s/ Robert B. Knauss
                                   --------------------------------------------
                            Name:  Robert B. Knauss
                            Title: Partner

                            WARBURG PINCUS X, L.P.

                            By:    Warburg Pincus X LLC, its general partner

                            By:    Warburg Pincus Partners, LLC, its sole member

                            By:    Warburg Pincus & Co., its managing member

                            By:    /s/ Robert B. Knauss
                                   --------------------------------------------
                            Name:  Robert B. Knauss
                            Title: Partner

                            WARBURG PINCUS X LLC

                            By:    Warburg Pincus Partners, LLC, its sole member

                            By:    Warburg Pincus & Co., its managing member

                            By:    /s/ Robert B. Knauss
                                   --------------------------------------------
                            Name:  Robert B. Knauss
                            Title: Partner

                            WARBURG PINCUS PARTNERS, LLC

                            By:    Warburg Pincus & Co., its managing member

                            By:    /s/ Robert B. Knauss
                                   --------------------------------------------
                            Name:  Robert B. Knauss
                            Title: Partner

                            WARBURG PINCUS & CO.

                            By:    /s/ Robert B. Knauss
                                   --------------------------------------------
                            Name:  Robert B. Knauss
                            Title: Partner

                            WARBURG PINCUS LLC

                            By:    /s/ Robert B. Knauss
                                   --------------------------------------------
                            Name:  Robert B. Knauss
                            Title: Managing Director

                            CHARLES R. KAYE

                            By:    /s/ Robert B. Knauss
                                   --------------------------------------------
                                   Robert B. Knauss, Attorney-in-fact*

                            JOSEPH P. LANDY

                            By:    /s/ Robert B. Knauss
                                   --------------------------------------------
                                   Robert B. Knauss, Attorney-in-fact*

*   Power of Attorney given by Mr. Kaye and Mr. Landy was previously filed with the United States Securities and Exchange Commission on November 26, 2013 as
    an exhibit to a statement on Form 4 filed by Warburg Pincus Private Equity
    IX, L.P. with respect to Laredo Petroleum Holdings, Inc. and is hereby incorporated by reference.